AMENDMENT NO. 1 TO THE
PRINCIPAL STOCKHOLDERS AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of October 30, 2015, amends that certain Principal Stockholders Agreement (the “Stockholders Agreement”) dated as of November 14, 2014 by and among Axalta Coating Systems Ltd., a Bermuda exempted limited liability company (the “Company”), Carlyle Partners V SA1 Cayman, L.P., a Cayman Islands exempted limited partnership (“CPV SA1”), Carlyle Partners V SA2 Cayman, L.P., a Cayman Islands exempted limited partnership (“CPV SA2”), Carlyle Partners V SA3 Cayman, L.P., a Cayman Islands exempted limited partnership (“CPV SA3”), Carlyle Partners V-A Cayman, L.P., a Cayman Islands exempted limited partnership (“CPV-A”), CP V Coinvestment A Cayman, L.P., a Cayman Islands exempted limited partnership (“CPV Coinvest A”), CP V Coinvestment B Cayman, L.P., a Cayman Islands exempted limited partnership (“CPV Coinvest B”), CEP III Participations, S.à r.l. SICAR, a Luxembourg private limited liability company (“CEP III”), Carlyle Coatings Partners, L.P., a Cayman Islands exempted limited partnership (“CCP”, and together with CPV SA1, CPV SA2, CPV SA3, CPV-A, CPV Coinvest A, CPV Coinvest B and CEP III, the “Initial Carlyle Stockholders”), and any other stockholder who from time to time becomes party to this Agreement by execution of a Joinder Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Stockholders Agreement.
RECITALS
A.The Company and the Initial Carlyle Stockholders entered into the Stockholders Agreement effective as of November 14, 2014.
B.The Initial Carlyle Stockholders and the Company desire to amend the Stockholders Agreement in accordance with Section 5.4 thereof.
AGREEMENT
Now therefore, in consideration of the foregoing, and the mutual agreements and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Notwithstanding any other provision of the Stockholders Agreement, effective as of the date hereof, and subject to Section 3.1(c)(iii) as amended hereby, the maximum number of Investor Designees the Carlyle Majority Interest (on behalf of the Carlyle Stockholders) shall be entitled to designate shall be reduced to five (5) Directors.
2.     Notwithstanding any other provision of the Stockholders Agreement, effective as of the date hereof unless a Carlyle Majority Interest (on behalf of the Carlyle Stockholders) waives this Section 2 of the Amendment, each Stockholder hereby agrees to vote, or cause to be voted, all of its Shares, at any annual or special meeting, by written consent, or otherwise and will take all Necessary Actions within such Stockholder’s control, and the Company will take all Necessary Actions within its control to cause the authorized number of directors on the Board of Directors to be reduced, and remain at or below, nine (9) for so long as Carlyle Stockholders in the aggregate hold at least five percent (5%) of the then-outstanding shares of Common Stock.
3.    Section 3.1(b) of the Stockholders Agreement shall be deleted in its entirety and replaced with the following:
“Investor Designees. Notwithstanding any other provision of this Agreement, as of the date hereof the Investors Designees pursuant to the provisions of Section 3.1(a)(i)

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shall be Gregory S. Ledford, Gregor P. Böhm, Martin W. Sumner, Wesley T. Bieligk and Orlando A. Bustos.”
4.    Section 3.1(c)(iii) of the Stockholders Agreement shall be deleted in its entirety and replaced with the following:
“In the event that the Carlyle Stockholders cease to have the right to designate an individual to serve as a Director pursuant to Section 3.1(a), (i) that number of Directors for which the Carlyle Stockholders cease to have the right to designate to serve as a Director shall if requested, in writing by the Company, resign within six (6) months or, if earlier, such time as such Director’s successor is appointed or elected (provided that the Carlyle Majority Interest shall have the authority to select which such particular Director or Directors will resign) or, in the event the Company makes such a request and any such individual does not resign by such time as is required by the foregoing, each Stockholder shall thereafter take all Necessary Actions within its control to cause the removal of such individual, including voting all Shares in favor of such removal, and (ii) the vacancy created by such resignation or removal shall be filled as provided in the Charter and the Bylaws.”
5.    This Amendment shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts‑of‑law rule or principle that might refer the construction or interpretation of this Amendment to the laws of another state.
6.    This Amendment constitutes the entire agreement of the parties hereto and their affiliates relating to the matters contained herein and supersedes all prior contracts or agreements, whether oral or written, relating to the matters contained herein.
7.    This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, as well as the respective heirs, legal representatives, successors, and assigns of such parties hereto.
8.    This Amendment may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
9.    If any provision of this Amendment or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Amendment and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
10.    This Amendment shall be construed together with the Stockholders Agreement for all purposes. Except as amended hereby, the Stockholders Agreement shall remain in full force and effect. This Amendment, construed together with the Stockholders Agreement, shall constitute the Stockholders Agreement of the Company for all purposes.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties are signing this Principal Stockholders Agreement as of the date first set forth above.

COMPANY:

AXALTA COATING SYSTEMS LTD.

By:	/s/ Charles W. Shaver
Name:	Charles W. Shaver
Title:	Chairman and Chief Executive Officer

[Signature page to Amendment No. 1 to the Principal Stockholders Agreement]

INITIAL CARLYLE STOCKHOLDERS:

CARLYLE PARTNERS V SA1 CAYMAN, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

CARLYLE PARTNERS V SA2 CAYMAN, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

CARLYLE PARTNERS V SA3 CAYMAN, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

[Signature page to Amendment No. 1 to the Principal Stockholders Agreement]

CARLYLE PARTNERS V-A CAYMAN, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

CP V COINVESTMENT A CAYMAN, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

CP V COINVESTMENT B CAYMAN, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

CARLYLE COATINGS PARTNERS, L.P.

By: TC Group V Cayman, L.P. Its: General Partner

By: CP V General Partner, L.L.C. Its: General Partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Authorized Signatory

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CEP III PARTICIPATIONS S.À R.L. SICAR

By:	/s/ Erica K. Herberg
Name:	Erica K. Herberg
Title:	Manager and authorized representative of CEP III Managing GP Holdings Ltd., Manager

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